UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2009

HILLENBRAND, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives

On February 11, 2009, Hillenbrand, Inc.’s shareholders approved the adoption of the Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives at the annual meeting of shareholders held that day. The Plan was adopted by the Hillenbrand, Inc. (the “Company”) Board of Directors on December 19, 2008, subject to shareholder approval at the annual meeting.

The material terms of the Plan are summarized in the definitive proxy statement for the Company’s 2009 annual meeting of shareholders. A copy of this Plan is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2009, the Company elected F. Joseph Loughrey to the Board of Directors, for a term expiring at the Company’s 2010 annual meeting of shareholders.

Mr. Loughrey has been appointed to the Compensation and Management Development Committee and the Nominating/Corporate Governance Committee of the Board of Directors.

The Company’s press release announcing the election of Mr. Loughrey is filed as Exhibit 99.1 to this Current Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2009, the Board of Directors of the Company approved an amendment to Article 4, Section 4.01 of the Company’s Code of By-laws to state that the Board of Directors shall consist of no fewer than seven (7) members and no more than eleven (11) members.

The description of the foregoing amendment to the By-laws is qualified in its entirety by reference to the full text of the By-laws, as approved by the Board of Directors on February 11, 2009, a copy of which is filed as Exhibit 3.2 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Code of By-laws of Hillenbrand, Inc. (as adopted by the Board of Directors on February 11, 2009)

10.1	Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives (incorporated by reference as Appendix A to the definitive proxy statement on Schedule 14A of Hillenbrand, Inc. filed on January 8, 2009 (File No. 000-33794)

99.1	Press release dated February 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

DATE: February 11, 2009

BY: /S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and
Chief Financial Officer

DATE: February 11, 2009

BY: /S/ John R. Zerkle
John R. Zerkle
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Code of By-laws of Hillenbrand, Inc. (as adopted by the Board of Directors on February 11, 2009)

10.1	Hillenbrand, Inc. Short-Term Incentive Compensation Plan for Key Executives (incorporated by reference as Appendix A to the definitive proxy statement on Schedule 14A of Hillenbrand, Inc. filed on January 8, 2009 (File No. 000-33794)

99.1	Press release dated February 11, 2009

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